FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 28, 2003 by and among SYNALLOY CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as "Borrowers") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender").

WITNESSETH:

WHEREAS, Borrowers and Lender are party to that certain Loan and Security Agreement dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") (capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Loan Agreement); and

WHEREAS, Borrowers have requested that certain terms and conditions of the Loan Agreement be amended; and

WHEREAS, Lender has agreed to the requested amendments on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Amendment to the Loan Agreement. Section 1.1 of the Loan Agreement, "Definitions," is hereby amended and modified by deleting clause (i) from the definition of "Eligible Accounts" in its entirety and by substituting the following in lieu thereof:

    "(i) Accounts with respect to (i) an Account Debtor (other than an Account Debtor solely of Bristol Metals, L.P.) whose total obligations owing to Borrowers exceed 5% (such percentage as applied to a particular Account Debtor being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent the obligations owing by such Account Debtor exceed such percentage and (ii) an Account Debtor solely of Bristol Metals, L.P., whose total obligations owing to Bristol Metals, L.P. exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts.

    No other Amendments and Waivers. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment and waiver set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with Lender at variance with the Loan Agreement such as to require further notice by Lender to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. Borrowers have no knowledge of any challenge to Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.
    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when Lender shall have received each of the following, in form and substance acceptable to Lender:
      counterparts of this Amendment executed by Borrowers and Lender; and
      such other information, documents, instruments or approvals as Lender or Lender's counsel may reasonably require.
    Representations and Warranties of Borrowers. Each Borrower represents and warrants to Lender as follows:
      Each Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change;
      The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate or partnership authority, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;
      The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;
      This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and
      No Default or Event of Default is existing.
    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
    Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.
    Costs, Expenses and Taxes. Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder and thereunder.
    Governing Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of Georgia, without regard to the conflicts of law principles thereof.
    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

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